UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2005

ITC^DeltaCom, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23253	58-2301135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 O.G. Skinner Drive

West Point, Georgia 31833

(Address of principal executive offices)

Registrant’s telephone number, including area code: (706) 385-8000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

ITC^DeltaCom, Inc. (the “Company”) issued a news release on September 28, 2005 announcing its receipt of a letter from the Nasdaq Stock Market advising the Company that it has corrected its previously reported bid price deficiency under the Nasdaq Marketplace Rules. A copy of the news release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(c) The Company hereby files the following exhibit:

Exhibit Number	Description of Exhibit
99.1	News release, dated September 28, 2005

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2005	ITC^DELTACOM, INC.

	By:	/s/ J. Thomas Mullis
J. Thomas Mullis
Senior Vice President-Legal and Regulatory
(Duly Authorized Officer)

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	News release, dated September 28, 2005

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